        [GRAPHIC]



                         ADVANTUS VENTURE FUND, INC.
               ANNUAL REPORT TO SHAREHOLDERS DATED JULY 31, 1999
                                                                  [LOGO]


        [PHOTO]

ADVANTUS VENTURE FUND

TABLE OF CONTENTS

PERFORMANCE UPDATE                            2

INVESTMENTS IN SECURITIES                     6

STATEMENT OF ASSETS AND LIABILITIES          10

STATEMENT OF OPERATIONS                      11

STATEMENTS OF CHANGES IN NET ASSETS          12

NOTES TO FINANCIAL STATEMENTS                13

INDEPENDENT AUDITORS' REPORT                 18

FEDERAL INCOME TAX INFORMATION               19

SHAREHOLDER SERVICES                         20

LETTER FROM THE PRESIDENT                                                [PHOTO]

Dear Shareholder:

The United States still leads the world's growth, albeit growth has slowed from past quarters. The broad base of the U.S. economy is a contributing factor to our country's sustained health in world markets. The Federal Reserve (Fed) remains vigilant in its quest to maintain a healthy U.S. economy.

The Fed adjusted the federal funds rate, the rate at which banks lend one another money overnight, four times in this reporting period (August 1, 1998 - July 31, 1999 and once more in late August, 1999). These adjustments of one quarter percent (25 basis points) each since August of 1998, moved rates down 75 basis points in 1998 and up 50 basis points in 1999. These actions, which individually had little effect on the markets, demonstrated the Fed's neutral bias, which simply means the Fed plans to wait and watch how the economy develops. This neutral bias could, however, change at any time - and likely will.

The U.S. stock market continues to soar, although we have witnessed an extremely volatile market during this reporting period. Early in the second quarter 1999, the leadership in the marketplace changed dramatically for a time. There was a move away from the "nifty twenty" stocks (the largest, most highly capitalized blue chip companies) and the internet stocks. These mega-stocks and internet stocks broke their steep up-trends when the weight of relatively high valuations and some earnings disappointments, caused investors to rethink their investment strategies. The news that the market was finally broadening was very welcome. In hindsight, the market has broadened, but large cap growth stocks continue to lead the market.

During this period, bond performance was lackluster due to the rise in the level of interest rates. Higher interest rates and lower bond prices have been the bond market theme for the past eight months. In June, for example, yields on the ten-year bond rose above six percent, as fixed income investors continued to worry about strong economic growth in the U.S., higher oil prices, the Federal Reserve's bias to raise interest rates, and seeds of a global economic recovery. At the end of the reporting period, yields were roughly one percent higher across the yield curve from the beginning of the year. This sharp increase in interest rates in a short period of time caused most major bond indices to show negative total returns for the first half of 1999.

Thank you for investing with Advantus.

Sincerely,

/s/ William N. Westhoff

William N. Westhoff, President
Advantus Funds

ADVANTUS VENTURE FUND

PERFORMANCE UPDATE

[PHOTO]

MARK HENNEMAN, CFA
PORTFOLIO MANAGER
The Advantus Venture Fund is
a mutual fund designed for
investors seeking long-term
accumulation of capital. The
Fund hopes to achieve its
objective by investing
primarily in equity
securities of small
capitalization companies
(i.e., companies with a
market capitalization of less
than $1.5 billion) at the
time of purchase.

  - Dividends paid quarterly.

  - Capital gains distributions paid annually.

PERFORMANCE

For the year ended July 31, 1999, the Advantus Venture Fund returned the following for each class of shares currently offered:

CLASS A..........................  -3.89 PERCENT*
CLASS B..........................  -4.77 PERCENT*
CLASS C..........................  -4.81 PERCENT*

The Russell 2000 Value Index** returned -.13 percent for the same period.

PERFORMANCE ANALYSIS

Small company value stocks have struggled for most of the reporting period. After a disappointing first half, both small cap and value investing have worked their way back into favor in recent months. After reading countless articles late in 1998 and early this year about the death of traditional value investing and justifications for the massive valuations being placed on the very largest companies, it was reassuring to see once again that the market never changes. Time-honored investment techniques such as value investing can go out of favor (sometimes for years at a time) but will eventually return.

For the quarter ended June 30, 1999, the Russell 2000 Value Index,** the Fund's benchmark index, returned 16.55 percent. In comparison, Class A, B and C shares returned 16.23 percent,* 16.00 percent* and 15.93 percent,* respectively, for the same period.

There were several factors that caused small cap value stocks to perform well later in this reporting period, thus turning the corner. In the second quarter of 1999, significant factors were:

    - SMALL CAP STOCKS HAD LOW VALUATIONS RELATIVE TO LARGE CAP STOCKS. Valuations of many large cap stocks remained unreasonably high. The marketplace took a step back and looked at valuations, some stocks - such as internet stocks - have been rocketing for many months for no apparent reason other than being internet or internet-related stocks. Over the last few years, small cap stocks, with low to reasonable valuations have been virtually ignored. Toward the end of this reporting period, small cap stocks, with their reasonable valuations, came to light in the marketplace.

    - FEDERAL RESERVE'S (FED) VIGILANCE. Investors became comfortable with the idea that the Fed will not end the economic expansion. The market got a strong confirmation of that on June 30, 1999 when the Fed raised rates by only 25 basis points (.25 percent) and changed its bias to neutral. (Note: Fed Funds rates notched up another 25 basis points after the reporting period in late August.)

    - MERGER AND ACQUISITION ACTIVITY. Merger and acquisition activity has picked up as larger corporations recognized the undervaluation of small companies. The Fund held three stocks that were acquired this year:
       Westinghouse Air Brakes, BankNorth Group and UST Corp.

We would like to highlight a purchase, which has demonstrated a positive impact on the Fund. ABC Rail had been a perennial poor performer through the years. Then ABC Rail acquired Naco, a well-run private company. The management from Naco was retained to run ABC-Naco and has vastly improved the operating efficiency of the company. Investors noticed this improvement and drove the stock up 62 percent* since we purchased it.

The Fund continues to benefit from its Real Estate Investment Trust (REIT) holdings. At the end of the reporting period, REITS made up 14 percent of the Fund's total net assets. We hold high quality companies that continue to trade at attractive valuations.

We don't expect any major shifts in the Fund going forward. However, we are becoming uncomfortable with the valuations in the Technology sector and are likely to be net sellers of technology stocks.

OUTLOOK
We continue to have a constructive view of small cap value stocks. We expect the same factors that drove recent performance (i.e., second quarter 1999) to continue to influence the market. Small cap value stocks still have unusually low valuations relative to large cap stocks. The Fed's recent stance could likely send the broad market to new highs and we expect merger and acquisition activity to continue, if not accelerate.

Three months of improved performance by small cap value stocks does not guarantee that we are poised for a major leadership change in the market. However, many investors have achieved significant gains in their large cap funds over the last several years and have portfolios heavily skewed toward large cap funds. We believe this is a good time to look at asset allocation and point out that small cap value stocks can play an important role in a total equity portfolio.

*Historical performance is not an indication of future performance. These performance results do not reflect the impact of Class A's maximum 5.5 percent front-end sales charge or Class B's maximum 5 percent contingent deferred sales charge.
**The Russell 2000 Value Index contains those stocks from the Russell 2000 with low price to book ratios. The Russell 2000 are the 2,000 smallest companies in the Russell 3000. The Russell 3000 is an unmanaged index of 3,000 common stocks which represents approximately 98 percent of the U.S. market.

            COMPARISON OF CHANGE IN VALUE OF A HYPOTHETICAL $10,000
                    INVESTMENT IN THE ADVANTUS VENTURE FUND,
               RUSSELL 2000 VALUE INDEX AND CONSUMER PRICE INDEX

On the following chart you can see how the total return for each of the three classes of shares of the Advantus Venture Fund compared to the Russell 2000 Value Index and the Consumer Price Index. The lines represent the cumulative total return of a hypothetical $10,000 investment made on the inception date of each class of shares of the Advantus Venture Fund (January 31, 1997) through July 31, 1999.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

    AVERAGE ANNUAL TOTAL RETURN:
Class A:
                                                       One year     -9.18%
                                                Since inception
                                                      (1/31/97)      5.58%
Class B:
                                                       One year     -9.53%
                                                Since inception
                                                      (1/31/97)      5.66%
Class C:
                                                       One year     -4.81%
                                                Since inception
                                                      (1/31/97)      7.03%
(Thousands)
                                                        Class A    Class B    Class C   Russell 2000        CPI
                                                                                         Value Index
1/31/97                                                 $10,000    $10,000    $10,000        $10,000    $10,000
7/31/97                                                  10,944     11,033     11,533         11,790     10,075
7/31/98                                                  11,919     11,965     12,449         12,503     10,245
7/31/99                                                  11,456     11,474     11,850         12,487     10,458

The preceding chart is useful because it provides you with more information about your investments. There are limitations, however. An index may reflect the performance of securities that the Fund may not hold. Also, the index does not deduct sales charges, investment advisory fees and other fund expenses, whereas your Fund does. Performance presented for the Fund reflects the deduction of the maximum 5.5 percent front-end sales charge for Class A and the maximum applicable contingent deferred sales charge for Class B shares. The maximum initial sales charge for Class A shares was 5.0 percent prior to February 1, 1999. Sales charges pay for your financial professional's investment advice. Individuals cannot invest in the index itself, nor can they invest in any fund which seeks to track the performance of the index without incurring some charges and expenses.

Historical performance is not an indication of future performance. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.

TEN LARGEST STOCK HOLDINGS

                                                           MARKET     % OF STOCK
COMPANY                                        SHARES      VALUE       PORTFOLIO
--------------------------------------------  --------   ----------   -----------
Wicor, Inc..................................    27,300   $  791,700          2.4%
Pacific Gulf Properties, Inc................    30,600      703,800          2.1%
Sierra Pacific Resources....................    25,920      673,920          2.0%
Shopko Stores...............................    17,000      651,312          1.9%
Vishay Intertechnology, Inc.................    28,375      606,516          1.8%
A.O. Smith Corporation......................    20,700      602,887          1.8%
Tecumseh Products Company...................     9,300      601,012          1.8%
Radian Group Incorporated...................    11,412      588,431          1.8%
Gibraltar Steel Corporation.................    23,300      585,412          1.8%
Parkway Properties..........................    17,300      575,225          1.7%
                                                         ----------          ---
                                                         $6,380,215         19.1%
                                                         ----------          ---
                                                         ----------          ---

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Cash and Other
Assets/Liabilities                    5.1%
Health Care                           2.3%
Basic Materials                       3.4%
Transportation                        3.6%
Energy                                6.3%
Technology                            6.9%
Consumer Staples                      8.0%
Utilities                             9.3%
Consumer Cyclical                     9.8%
Capital Goods                        15.0%
Financial                            30.3%

ADVANTUS VENTURE FUND
INVESTMENTS IN SECURITIES
JULY 31, 1999

(Percentages of each investment category relate to total net assets.)

                                                                      MARKET
SHARES                                                               VALUE(a)
----------                                                      ------------------
COMMON STOCK (94.9%)
  BASIC MATERIALS (3.4%)
    Chemicals (1.7%)
     8,100   Minerals Technologies, Inc.......................      $      434,362
     6,600   Quest Diagnostic, Inc. (b).......................             169,950
                                                                ------------------
                                                                           604,312
                                                                ------------------
    Iron and Steel (1.2%)
    24,200   Steel Dynamics, Inc. (b).........................             429,550
                                                                ------------------
    Paper and Forest (.5%)
    10,400   Wausau-Mosinee Paper Corporation.................             167,700
                                                                ------------------
  CAPITAL GOODS (15.0%)
    Aerospace/Defense (.5%)
     9,900   BE Aerospace, Inc. (b)...........................             187,481
                                                                ------------------
    Containers-Metal/Glass (.6%)
    12,400   American National Can Group, Inc. (b)............             206,925
                                                                ------------------
    Electrical Equipment (2.4%)
    28,375   Vishay Intertechnology, Inc. (b).................             606,516
    17,100   Watsco, Inc......................................             249,019
                                                                ------------------
                                                                           855,535
                                                                ------------------
    Machinery (2.7%)
     9,300   Tecumseh Products Company........................             601,012
    14,100   Westinghouse Air Brake Company...................             334,875
                                                                ------------------
                                                                           935,887
                                                                ------------------
    Manufacturing (4.2%)
    20,700   A.O. Smith Corporation...........................             602,887
    15,500   Aptargroup, Inc..................................             448,531
    17,299   United Dominion Industries.......................             425,988
                                                                ------------------
                                                                         1,477,406
                                                                ------------------

                                                                      MARKET
SHARES                                                               VALUE(a)
----------                                                      ------------------
  CAPITAL GOODS--CONTINUED
    Metal Fabrication (4.6%)
    24,900   ABC-NACO, Inc. (b)...............................      $      498,000
    23,300   Gibraltar Steel Corporation (b)..................             585,412
    23,300   Tower Automotive, Inc. (b).......................             554,831
                                                                ------------------
                                                                         1,638,243
                                                                ------------------
  CONSUMER CYCLICAL (9.8%)
    Auto (2.0%)
     6,000   Arvin Industries, Inc............................             224,250
    15,800   Dura Automotive Systems, Inc. (b)................             466,100
                                                                ------------------
                                                                           690,350
                                                                ------------------
    Building Materials (1.5%)
    31,700   D.R. Horton, Inc. ...............................             515,125
                                                                ------------------
    Publishing (.4%)
     9,400   Journal Register Company (b).....................             158,037
                                                                ------------------
    Retail (4.5%)
     8,900   Ames Department Stores (b).......................             364,900
    17,000   Shopko Stores (b)................................             651,312
    13,900   Zale Corporation (b).............................             556,000
                                                                ------------------
                                                                         1,572,212
                                                                ------------------
    Textiles (1.4%)
     7,300   American Woodmark Corporation....................             239,987
    14,200   Tropical Sportswear International (b)............             246,725
                                                                ------------------
                                                                           486,712
                                                                ------------------
  CONSUMER STAPLES (8.0%)
    Beverage (2.0%)
     4,900   Adolph Coors Company.............................             260,925
    12,500   Robert Mondavi Corporation (b)...................             456,250
                                                                ------------------
                                                                           717,175
                                                                ------------------

              See accompanying notes to investments in securities.

                                                           ADVANTUS VENTURE FUND
                                           INVESTMENTS IN SECURITIES - CONTINUED

                                                                      MARKET
SHARES                                                               VALUE(a)
----------                                                      ------------------
  CONSUMER STAPLES--CONTINUED
    Food (1.5%)
    20,600   Earthgrains Company..............................      $      538,175
                                                                ------------------
    Food & Health (1.7%)
    18,700   International Multifoods Corporation.............             437,112
    15,500   Merket American Corporation (b)..................             158,875
                                                                ------------------
                                                                           595,987
                                                                ------------------
    Household Products (.9%)
     8,400   National Presto Industries, Inc. (b).............             325,500
                                                                ------------------
    Restaurants (1.1%)
    17,800   Bob Evans Farms..................................             376,581
                                                                ------------------
    Retail (.3%)
     3,200   Longs Drug Stores Corporation....................             110,200
                                                                ------------------
    Service (.5%)
    17,000   Personnel Group of America (b)...................             160,437
                                                                ------------------
  ENERGY (6.3%)
    Oil & Gas (6.3%)
     9,800   Equitable Resources, Inc.........................             363,213
    21,900   Houston Exploration Company (b)..................             439,369
    17,500   Louis Dreyfus Natural Gas Corporation (b)........             334,688
    25,700   Nuevo Energy Company (b).........................             403,169
     5,300   Oceaneering International, Inc. (b)..............              93,413
     8,200   Precision Drilling Corporation (b)(c)............             187,575
    24,900   Tesoro Petroleum Corporation (b).................             392,175
                                                                ------------------
                                                                         2,213,602
                                                                ------------------

                                                                      MARKET
SHARES                                                               VALUE(a)
----------                                                      ------------------
  FINANCIAL (30.3%)
    Banks (7.1%)
     9,800   BankNorth Group, Inc.............................      $      317,275
    20,600   Commercial Federal Corporation...................             478,950
     8,600   Corus Bankshares, Inc............................             266,600
    14,300   Hudson United Bancorp, Inc.......................             464,750
    21,800   Peoples Heritage Financial Group, Inc............             393,763
    29,000   Republic Bancorp, Inc............................             407,813
     5,700   UST Corporation..................................             173,138
                                                                ------------------
                                                                         2,502,289
                                                                ------------------
    Finance-Diversified (1.3%)
    21,100   Dollar Thrifty Automotive Group, Inc. (b)........             453,650
                                                                ------------------
    Insurance (5.6%)
     4,951   Amerus Life Holdings.............................             136,462
     7,278   Delphi Financial Group, Inc. (b).................             272,925
     4,500   Enhance Financial Services Group.................              93,375
    11,412   Radian Group Incorporated........................             588,431
    11,850   RLI Corporation..................................             438,450
    17,200   Stancorp Financial Group, Inc. (b)...............             434,300
                                                                ------------------
                                                                         1,963,943
                                                                ------------------
    Real Estate Investment Trust (14.0%)
    11,400   Apartment Investment & Management Company........             465,263
    15,400   Camden Property Trust............................             433,125
    16,800   First Industrial Realty Trust....................             434,700
     9,300   Glenborough Realty Trust, Inc....................             162,750
    15,448   Kilroy Realty Corporation........................             347,580

              See accompanying notes to investments in securities.

ADVANTUS VENTURE FUND
INVESTMENTS IN SECURITIES - CONTINUED

                                                                      MARKET
SHARES                                                               VALUE(a)
----------                                                      ------------------
  FINANCIAL--CONTINUED
    20,900   Meristar Hospitality Corporation.................      $      399,713
    30,600   Pacific Gulf Properties, Inc.....................             703,800
    18,000   Pan Pacific Retail Properties....................             353,250
    17,300   Parkway Properties...............................             575,225
    20,500   Prentiss Properties Trust........................             472,781
    12,800   Reckson Associates Realty Corporation............             285,600
    14,200   Regency Realty Corporation.......................             299,975
                                                                ------------------
                                                                         4,933,762
                                                                ------------------
    Savings and Loans (2.3%)
    25,200   FirstFed Financial Corporation...................             403,200
    34,452   Sovereign Bancorp, Inc...........................             415,577
                                                                ------------------
                                                                           818,777
                                                                ------------------
  HEALTH CARE (2.3%)
    Drugs (.8%)
    11,700   Kendle International, Inc. (b)...................             175,500
     4,000   Roberts Pharmaceutical Corporation (b)...........             109,750
                                                                ------------------
                                                                           285,250
                                                                ------------------
    Medical Products/Supplies (1.5%)
    17,500   Conmed Corporation (b)...........................             542,500
                                                                ------------------
  TECHNOLOGY (6.9%)
     8,300   ANADIGICS, Inc. (b)..............................             257,300
    11,700   ANTEC Corporation (b)............................             490,669
     9,800   DII Group, Inc. (b)..............................             363,213
    25,600   GaSonics International Corporation (b)...........             355,200

                                                                      MARKET
SHARES                                                               VALUE(a)
----------                                                      ------------------
  TECHNOLOGY--CONTINUED

    44,000   Infinium Software, Inc. (b)......................      $      222,750
    27,800   International Rectifier Corporation (b)..........             403,100
    17,900   SMART Modular Technologies, Inc. (b).............             333,388
                                                                ------------------
                                                                         2,425,620
                                                                ------------------
  TRANSPORTATION (3.6%)
    Airlines (1.1%)
    11,700   Midwest Express Holdings (b).....................             389,025
                                                                ------------------
    Transport Services (1.3%)
    19,650   Swift Transportation Company (b).................             449,494
                                                                ------------------
    Trucking (1.2%)
     8,800   U.S. Freightways Corporation.....................             434,500
                                                                ------------------
  UTILITIES (9.3%)
    Electric Companies (6.1%)
    23,900   Minnesota Power, Inc.............................             452,606
    19,100   Northwestern Corporation.........................             477,500
    25,920   Sierra Pacific Resources (b).....................             673,920
    19,300   WPS Resources Corporation........................             559,700
                                                                ------------------
                                                                         2,163,726
                                                                ------------------
    Natural Gas (3.2%)
    10,100   Piedmont Natural Gas Company.....................             344,031
    27,300   Wicor, Inc. .....................................             791,700
                                                                ------------------
                                                                         1,135,731
                                                                ------------------
Total common stock (cost: $29,934,545)........................          33,461,399
                                                                ------------------

              See accompanying notes to investments in securities.

                                                           ADVANTUS VENTURE FUND
                                           INVESTMENTS IN SECURITIES - CONTINUED

                                                                                         MARKET
PRINCIPAL                                                                               VALUE(a)
------------                                                                         ---------------
SHORT-TERM SECURITIES (5.6%)
$  1,291,207   Federated Prime Obligation Fund, current rate 4.990%................  $     1,291,207
     700,000   U.S. Treasury Bill............................    4.606%     8/19/99          698,529
                                                                                     ---------------
               Total short-term securities (cost: $1,989,620)......................        1,989,736
                                                                                     ---------------
               Total investments in securities (cost: $31,924,165)(d)..............  $    35,451,135
                                                                                     ---------------
                                                                                     ---------------

Notes to Investments in Securities
-----------------------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Presently non-income producing.
(c) The Fund held .5% of net assets in foreign securities as of July 31, 1999.
(d) At July 31, 1999 the cost of securities for federal income tax purposes was $32,169,916. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation..........  $ 4,563,859
Gross unrealized depreciation..........   (1,282,640)
                                         -----------
Net unrealized appreciation............  $ 3,281,219
                                         -----------
                                         -----------

ADVANTUS Venture Fund
Statement of Assets and Liabilities
July 31, 1999

                       ASSETS
Investments in securities, at market
 value - see accompanying schedule for
 detailed listing
 (identified cost: $31,924,165)........  $35,451,135
Receivable for Fund shares sold........          545
Receivable for investment securities
 sold..................................       77,860
Accrued interest receivable............        4,335
Dividends receivable...................       11,072
Organizational costs (note 5)..........       45,840
                                         -----------
    Total assets.......................   35,590,787
                                         -----------

                    LIABILITIES
Bank overdraft.........................        2,587
Payable for investment securities
 purchased.............................      210,801
Payable for Fund shares redeemed.......       22,761
Payable to Adviser.....................       89,919
                                         -----------
    Total liabilities..................      326,068
                                         -----------
Net assets applicable to outstanding
 capital stock.........................  $35,264,719
                                         -----------
                                         -----------
Represented by:
  Capital stock - authorized 10 billion
  shares (Class A - 2 billion shares,
  Class B - 2 billion shares, Class C -
  2 billion shares and 4 billion shares
  unallocated) of $.01 par value (note
  1)...................................  $    31,517
  Additional paid-in capital...........   32,820,377
  Accumulated net realized losses from
  investments..........................   (1,114,145)
  Unrealized appreciation on
  investments..........................    3,526,970
                                         -----------
    Total - representing net assets
    applicable to outstanding capital
    stock..............................  $35,264,719
                                         -----------
                                         -----------
Net assets applicable to outstanding
 Class A shares........................  $31,682,899
                                         -----------
                                         -----------
Net assets applicable to outstanding
 Class B shares........................  $ 3,115,233
                                         -----------
                                         -----------
Net assets applicable to outstanding
 Class C shares........................  $   466,587
                                         -----------
                                         -----------
Shares outstanding and net asset value
 per share:
  Class A - Shares outstanding
  2,829,307............................  $     11.20
                                         -----------
                                         -----------
  Class B - Shares outstanding
  280,417..............................  $     11.11
                                         -----------
                                         -----------
  Class C - Shares outstanding
  41,829...............................  $     11.15
                                         -----------
                                         -----------

                See accompanying notes to financial statements.

                                                           ADVANTUS VENTURE FUND
                                                         STATEMENT OF OPERATIONS
                                                FOR THE YEAR ENDED JULY 31, 1999

Investment income:
  Interest.............................  $    61,873
  Dividends............................      699,341
                                         -----------
      Total investment income..........      761,214
                                         -----------
Expenses (note 4):
  Investment advisory fee..............      275,254
  Rule 12b-1 fees - Class A............       84,272
  Rule 12b-1 fees - Class B............       32,683
  Rule 12b-1 fees - Class C............        5,471
  Administrative services fee..........       56,400
  Amortization of organizational
    costs..............................       17,892
  Custodian fees.......................        8,991
  Auditing and accounting services.....       16,017
  Legal fees...........................       12,385
  Directors' fees......................          518
  Registration fees....................       35,984
  Printing and shareholder reports.....       34,884
  Insurance............................        3,595
  Other................................        6,968
                                         -----------
      Total expenses...................      591,314
                                         -----------
Less fees and expenses waived or
  absorbed:
  Class A Rule 12b-1 fees..............      (38,385)
  Other fund expenses..................      (38,804)
                                         -----------
      Total fees and expenses waived or
       absorbed........................      (77,189)
                                         -----------
      Total net expenses...............      514,125
                                         -----------
      Investment income - net..........      247,089
                                         -----------
Realized and unrealized losses on
  investments:
  Net realized losses on investments
    (note 3)...........................   (1,025,483)
  Net change in unrealized appreciation
    or depreciation on investments.....     (941,849)
                                         -----------
      Net losses on investments........   (1,967,332)
                                         -----------
Net decrease in net assets resulting
  from operations......................  $(1,720,243)
                                         -----------
                                         -----------

                See accompanying notes to financial statements.

ADVANTUS VENTURE FUND
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED JULY 31, 1999 AND 1998

                                            1999         1998
                                         -----------  -----------
Operations:
  Investment income - net..............  $   247,089  $   189,077
  Net realized gain (loss) on
    investments........................   (1,025,483)   1,979,485
  Net change in unrealized appreciation
    or depreciation on investments.....     (941,849)     608,832
                                         -----------  -----------
      Increase (decrease) in net assets
        resulting from operations......   (1,720,243)   2,777,394
                                         -----------  -----------
Distributions to shareholders from:
  Investment income -- net:
    Class A............................     (275,602)    (236,788)
    Class B............................       (5,780)        (931)
    Class C............................         (841)        (280)
  Tax return of capital:
    Class A............................      (50,758)           -
    Class B............................       (1,064)           -
    Class C............................         (155)           -
  Net realized gains on investments:
    Class A............................     (668,597)  (1,876,127)
    Class B............................      (74,443)    (116,012)
    Class C............................      (13,292)     (17,054)
                                         -----------  -----------
      Total distributions..............   (1,090,532)  (2,247,192)
                                         -----------  -----------
Capital share transactions (notes 4 and
  6):
  Proceeds from sales:
    Class A............................    1,047,296    6,963,558
    Class B............................    1,022,415    2,972,512
    Class C............................      516,115      879,498
  Proceeds from issuance of shares as a
    result of reinvested dividends:
    Class A............................      127,503      231,086
    Class B............................       80,886      116,943
    Class C............................       13,519       15,498
  Payments for redemption of shares:
    Class A............................   (1,660,697)  (3,887,372)
    Class B............................   (1,258,927)    (493,941)
    Class C............................     (673,828)    (355,209)
                                         -----------  -----------
      Increase (decrease) in net assets
        from capital share
        transactions...................     (785,718)   6,442,573
                                         -----------  -----------
      Total increase (decrease) in net
        assets.........................   (3,596,493)   6,972,775
Net assets at beginning of year........   38,861,212   31,888,437
                                         -----------  -----------
Net assets at end of year (including
  undistributed net investment income
  of $0 and $17,242, respectively).....  $35,264,719  $38,861,212
                                         -----------  -----------
                                         -----------  -----------

                See accompanying notes to financial statements.

                                                           ADVANTUS VENTURE FUND
                                                   NOTES TO FINANCIAL STATEMENTS
                                                                   JULY 31, 1999

(1) ORGANIZATION

    Advantus Venture Fund, Inc. (the Fund) was incorporated on July 3, 1996. The Fund is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Fund's investment objective is to seek long-term accumulation of capital.

    The Fund currently issues three classes of shares: Class A, Class B and Class C shares. Class A shares are sold subject to a front-end sales charge. Class B shares are sold subject to a contingent deferred sales charge payable upon redemption if redeemed within six years of purchase. Class C shares are sold without either a front-end sales charge or a contingent deferred sales charge. Both Class B and Class C shares are subject to a higher Rule 12b-1 fee than Class A shares. Both Class B and Class C shares automatically convert to Class A shares at net asset value after a specified holding period. Such holding periods decline as the amount of the purchase increases and range from 28 to 84 months after purchase for Class B shares and 40 to 96 months after purchase for Class C shares. All three classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the level of Rule 12b-1 fees charged differs between Class A, Class B and Class C shares. Income, expenses (other than Rule 12b-1 fees) and realized and unrealized gains or losses are allocated to each class of shares based upon its relative net assets.

    On September 4, 1996, Advantus Capital Management, Inc. (Advantus Capital or the Adviser) purchased 5,000 Class A shares, 5,000 Class B shares and 5,000 Class C shares. Advantus Capital is a wholly-owned subsidiary of Minnesota Life Insurance Company (Minnesota Life). Inception of the Fund was January 31, 1997 when the shares became effectively registered under the Securities Exchange Act of 1933. Prior to the date of inception, Minnesota Life purchased 2,500,000 Class A shares for $25 million.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    The significant accounting policies followed by the Fund are summarized as follows:

  USE OF ESTIMATES

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

  INVESTMENTS IN SECURITIES

    The Fund's net asset value is generally calculated as of the close of normal trading on the New York Stock Exchange (typically 3:00 p.m. Central Time). Investments in securities traded on a national exchange are valued at the last sales price on that exchange prior to the time when assets are valued; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued on the basis of the last current bid price, by an independent pricing service or at price deemed best to reflect fair value as quoted by dealers who make markets in these securities. When market quotations are not readily available, securities are valued at fair value as determined in good faith under procedures adopted by the Board of Directors. Short-term securities are valued at market.

    Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Dividend income is recognized on the ex-dividend date and interest income, including amortization of bond premium and discount computed on a level yield basis, is accrued daily.

ADVANTUS VENTURE FUND
NOTES TO FINANCIAL STATEMENTS - CONTINUED

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - (CONTINUED)

  FEDERAL TAXES

    The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. The Fund's policy is to make required minimum distributions prior to December 31, in order to avoid federal excise tax.

    Net investment income and net realized gains (losses) may differ for financial statement and tax purposes primarily because of temporary book-to-tax differences. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

    On the statement of assets and liabilities, as a result of permanent book-to-tax differences, a reclassification adjustment was made to increase undistributed net investment income and decrease additional paid-in capital by $17,892.

    For federal income tax purposes, the Fund has a capital loss carryover in the amount of $868,393 which, if not offset by subsequent capital gains, will expire July 31, 2007 through 2008. It is unlikely the Board of Directors will authorize a distribution of any net realized capital gain until the available capital loss carryover has been offset or expires.

  DISTRIBUTIONS TO SHAREHOLDERS

    Dividends from net investment income are declared and paid quarterly. Realized gains, if any, are paid annually.

(3) INVESTMENT SECURITY TRANSACTIONS

    For the year ended July 31, 1999, purchases of securities and proceeds from sales, other than temporary investments in short-term securities aggregated $34,848,706 and $37,411,532, respectively.

(4) EXPENSES AND RELATED PARTY TRANSACTIONS

    The Fund has an investment advisory agreement with Advantus Capital. Under the agreement, Advantus Capital manages the Fund's assets and provides research, statistical and advisory services and pays related office rental and executive expenses and salaries. In addition, as part of the advisory fee, Advantus Capital pays the expenses of the Fund's transfer, dividend disbursing and redemption agent (First Data Investor Services Group). Prior to October 26, 1998, the Fund's transfer agent was Minnesota Life. The fee for investment management and advisory services is based on the average daily net assets of the Fund at the annual rate of .80 percent.

    The Fund has adopted separate Plans of Distribution applicable to Class A, Class B and Class C shares, respectively, relating to the payment of certain expenses pursuant to Rule 12b-1 under the Investment Company Act of 1940 (as amended). The Fund pays fees to Ascend Financial Services, Inc. (Ascend), the underwriter of the Fund and wholly-owned subsidiary of Advantus Capital, to be used to pay certain expenses incurred in connection with the distribution, promotion and servicing of the Fund's shares. The Class A Plan provides for a sevicing fee up to .25 percent of average daily net assets of Class A shares. Prior to February 1, 1999, the Class A Plan provided for a distribution fee up to .30 percent of average daily net assets of Class A shares. The Class B and Class C Plans provide for a fee up to 1.00 percent of average daily net assets of Class B and Class C

                                                           ADVANTUS VENTURE FUND
                                       NOTES TO FINANCIAL STATEMENTS - CONTINUED

(4) EXPENSES AND RELATED PARTY TRANSACTIONS - (CONTINUED)

shares, respectively. The Class B and Class C 1.00 percent fee is comprised of a
 .75 percent distribution fee and a .25 percent service fee. Ascend is currently waiving that portion of Class A Rule 12b-1 fees which exceeds, as a percentage of average daily net assets, .15 percent. Ascend waived Class A Rule 12b-1 fees in the amount of $38,385 for the year ended July 31, 1999.

    The Fund also bears certain other operating expenses including outside directors' fees, custodian fees, registration fees, printing and shareholder reports, legal, auditing and accounting services, organizational costs and other miscellaneous expenses.

    Effective October 26, 1998, the Fund entered into a new shareholder and administrative services agreement with Minnesota Life. Under this agreement, the Fund pays an administrative services fee equal to $5,700 per month to Minnesota Life for accounting, auditing, legal and other administrative services which Minnesota Life provides. Prior to February 1, 1999, the administrative services fee was $3,700 per month. Effective August 1, 1999, the administrative services fee is $6,200 per month. In addition, for shareholder services performed by Minnesota Life, the Adviser will pay Minnesota Life an annual account servicing fee as agreed by the Adviser and Minnesota Life.

    Advantus Capital directly incurs and pays the above operating expenses and the Fund in turn reimburses Advantus Capital. During the year ended July 31, 1999, Advantus Capital voluntarily agreed to absorb $38,804 in expenses which were otherwise payable by the Fund.

    Sales charges received by Ascend for distributing the Fund's three classes of shares amounted to $22,764.

    As of July 31, 1999, Minnesota Life and subsidiaries and the directors and officers of the Fund as a whole own the following shares:

                                          NUMBER OF SHARES   PERCENTAGE OWNED
                                          ----------------   ----------------
Class A.................................     2,505,572            88.6%
Class B.................................         5,480             2.0%
Class C.................................         5,475            13.1%

    Legal fees were paid to a law firm of which the Fund's secretary is a partner in the amount of $11,739.

(5) ORGANIZATIONAL COSTS

    The Fund incurred organizational expenses in connection with the start-up and initial registration. These costs will be amortized over 60 months on a straight-line basis beginning with the commencement of operations. If any or all of the shares held by Advantus Capital, or any other holder, representing initial capital of the Fund are redeemed during the amortization period, the redemption proceeds will be reduced by the pro rata portion (based on the ratio that the number of initial shares redeemed bears to the total number of outstanding initial shares of the Fund at the date of redemption) of the unamortized organizational cost balance.

ADVANTUS VENTURE FUND
NOTES TO FINANCIAL STATEMENTS - CONTINUED

(6) CAPITAL SHARE TRANSACTIONS

    Transactions in shares for the years ended July 31, 1999 and 1998 were as follows:

                                     CLASS A             CLASS B           CLASS C
                                ------------------  -----------------  ----------------
                                  1999      1998      1999     1998     1999     1998
                                --------  --------  --------  -------  -------  -------
Sold..........................    98,016   548,786    99,249  234,238   47,263   69,307
Issued for reinvested
 distributions................    11,844    18,877     7,536    9,780    1,252    1,427
Redeemed......................  (158,579) (302,671) (122,017) (38,156) (65,336) (27,013)
                                --------  --------  --------  -------  -------  -------
                                 (48,719)  264,992   (15,232) 205,862  (16,821)  43,721
                                --------  --------  --------  -------  -------  -------
                                --------  --------  --------  -------  -------  -------

(7) YEAR 2000 (UNAUDITED)

    In 1995, Minnesota Life began addressing computer systems requirements and applications to be Year 2000 ready. Based on a current study, Minnesota Life plans to spend approximately $12 million through 1999 to modify its computer information systems, enabling proper processing of transactions relating to the year 2000 and beyond. The Fund will not be charged for these expenses.

                                                           ADVANTUS VENTURE FUND
                                       NOTES TO FINANCIAL STATEMENTS - CONTINUED

(8) FINANCIAL HIGHLIGHTS

    Per share data for a share of capital stock and selected information for each period are as follows:

                                        CLASS A                            CLASS B                           CLASS C
                           ---------------------------------   -------------------------------   -------------------------------
                                                 PERIOD FROM                       PERIOD FROM                       PERIOD FROM
                               YEAR ENDED        JANUARY 31,      YEAR ENDED       JANUARY 31,      YEAR ENDED       JANUARY 31,
                                JULY 31,         1997(d) TO        JULY 31,        1997(d) TO        JULY 31,        1997(d) TO
                           -------------------    JULY 31,     -----------------    JULY 31,     -----------------    JULY 31,
                             1999       1998        1997        1999      1998        1997        1999      1998        1997
                           --------   --------   -----------   -------   -------   -----------   -------   -------   -----------
Net asset value,
  beginning of period....  $  12.03   $  11.73     $ 10.17     $ 11.94   $ 11.71     $10.17      $ 11.98   $ 11.71     $10.17
                           --------   --------   -----------   -------   -------   -----------   -------   -------   -----------
Income from investment
  operations:
  Net investment income
    (loss)...............       .10        .06         .05           -      (.02)       .01         (.01)     (.03)       .01
  Net gains (losses) on
    securities (both
    realized and
    unrealized)..........      (.59)       .98        1.55        (.58)      .92       1.54         (.57)      .97       1.54
                           --------   --------   -----------   -------   -------   -----------   -------   -------   -----------
    Total from investment
      operations.........      (.49)      1.04        1.60        (.58)      .90       1.55         (.58)      .94       1.55
                           --------   --------   -----------   -------   -------   -----------   -------   -------   -----------
Less distributions:
  Dividends from net
    investment income....      (.09)      (.08)       (.04)       (.02)     (.01)      (.01)        (.02)     (.01)      (.01)
  Distributions from
    capital gains........      (.23)      (.66)          -        (.23)     (.66)         -         (.23)     (.66)         -
  Tax return of
    capital..............      (.02)         -           -           -         -          -            -         -          -
                           --------   --------   -----------   -------   -------   -----------   -------   -------   -----------
    Total
      distributions......      (.34)      (.74)       (.04)       (.25)     (.67)      (.01)        (.25)     (.67)      (.01)
                           --------   --------   -----------   -------   -------   -----------   -------   -------   -----------
Net asset value, end of
  period.................  $  11.20   $  12.03     $ 11.73     $ 11.11   $ 11.94     $11.71      $ 11.15   $ 11.98     $11.71
                           --------   --------   -----------   -------   -------   -----------   -------   -------   -----------
                           --------   --------   -----------   -------   -------   -----------   -------   -------   -----------
Total return (a).........     (3.89)%     8.92%      15.79%      (4.77)%    7.65%     15.33%       (4.81)%    7.90%     15.38%
Net assets, end of period
  (in thousands).........  $ 31,683   $ 34,630     $30,662     $ 3,115   $ 3,529     $1,052      $   467   $   702     $  175
Ratio of expenses to
  average daily net
  assets (c).............      1.40%      1.38%       1.35%(b)    2.25%     2.25%      2.25%(b)     2.25%     2.25%      2.25%(b)
Ratio of net investment
  income (loss) to
  average daily net
  assets (c).............       .81%       .55%        .90%(b)    (.04)%    (.26)%      .01%(b)     (.04)%    (.26)%      .01%(b)
Portfolio turnover rate
  (excluding short-term
  securities)............     103.9%      45.0%       39.6%      103.9%     45.0%      39.6%       103.9%     45.0%      39.6%

------------

(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect the impact of front-end or contingent deferred sales charge. For periods less than one year, total return presented has not been annualized.
(b)  Adjusted to an annual basis.
(c) The Fund's Adviser and Distributor voluntarily waived or absorbed $77,189, $59,431 and $26,677 in expenses for the years ended July 31, 1999 and 1998 and the period from January 31, 1997 (date of inception) to July 31, 1997, respectively. If Class A shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 1.64%, 1.55% and 1.55%, and the ratio of net investment income to average daily net assets would have been .57%, .38% and .70% for the years ended July 31, 1999 and 1998 and the period from January 31, 1997 (date of inception) to July 31, 1997, respectively. If Class B and Class C shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 2.36% and 2.36%, respectively, and the ratio of net investment income (loss) to average daily net assets would have been (.15)% and (.15)%, respectively, for the year ended July 31, 1999.
(d)  Inception date of the fund.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
Advantus Venture Fund, Inc.:

    We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of the Advantus Venture Fund, Inc. (the Fund) as of July 31, 1999 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended and the financial highlights for each of the years in the two year period then ended and the period from January 31, 1997, date of inception, to July 31, 1997. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1999, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of July 31, 1999 and the results of its operations, changes in its net assets and the financial highlights, for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.

                                              KPMG LLP

Minneapolis, Minnesota
September 3, 1999

                                                           ADVANTUS VENTURE FUND
                                                  FEDERAL INCOME TAX INFORMATION

    The following information for federal income tax purposes is presented as an aid to shareholders in reporting the distributions paid by the Fund in the fiscal period ended July 31, 1999. Dividends for the 1999 calendar year will be reported to you on Form 1099-Div in late January 2000. Shareholders should consult a tax adviser on how to report these distributions for state and local purposes.

CLASS A

                                                                                                    PER
PAYABLE DATE                                                                                       SHARE
-----------------------------------------------------------------------------------------------  ---------
Income distribution - taxable as dividend income, 100% qualifying for deduction by corporations.
September 24, 1998.............................................................................  $   .0249
December 4, 1998*..............................................................................      .2313
December 22, 1998..............................................................................      .0342
March 19, 1999.................................................................................      .0268
June 24, 1999..................................................................................      .0278
                                                                                                 ---------
                                                                                                 $   .3450**
                                                                                                 ---------
                                                                                                 ---------

    *Represents short-term capital gains (taxable as dividend income). **The total distribution of $.3450 includes $.0177 from tax return of capital.

CLASS B

PAYABLE DATE                                                                                     PER SHARE
-----------------------------------------------------------------------------------------------  ---------
Income distribution - taxable as dividend income, 100% qualifying for deduction by corporations.
September 24, 1998.............................................................................  $   .0007
December 4, 1998*..............................................................................      .2313
December 22, 1998..............................................................................      .0125
March 19, 1999.................................................................................      .0037
June 24, 1999..................................................................................      .0048
                                                                                                 ---------
                                                                                                 $   .2530**
                                                                                                 ---------
                                                                                                 ---------

    *Represents short-term capital gains (taxable as dividend income). **The total distribution of $.2530 includes $.0033 from tax return of capital.

CLASS C

PAYABLE DATE                                                                                     PER SHARE
-----------------------------------------------------------------------------------------------  ---------
Income distribution - taxable as dividend income, 100% qualifying for deduction by corporations.
September 24, 1998.............................................................................  $   .0003
December 4, 1998*..............................................................................      .2313
December 22, 1998..............................................................................      .0104
March 19, 1999.................................................................................      .0043
June 24, 1999..................................................................................      .0044
                                                                                                 ---------
                                                                                                 $   .2507**
                                                                                                 ---------
                                                                                                 ---------

    *Represents of short-term capital gains (taxable as dividend income). **The total distribution of $.2507 includes $.0031 from tax return of capital.

SHAREHOLDER SERVICES

    The Advantus Family of Funds offers a variety of services that enhance your ability to manage your assets. Check each Fund's prospectus for the details of the services and any limitations that may apply.

EXCHANGE PRIVILEGES: You can move all or part of your investment dollars from one fund to any other Advantus Fund you own (for identical registrations within the same share class) at any time as your needs change. Exchanges are at the then current net asset value (exchanges from the Advantus Money Market Fund will incur the applicable sales charge, if not previously subjected to the charge). Shareholders may make twelve exchanges each calendar year without incurring a transaction charge. Thereafter, there will be a $7.50 transaction charge for each additional exchange within the calendar year.

INCOME DISTRIBUTION FLEXIBILITY: You can have your fund dividends and other distributions automatically reinvested with no sales charge, direct them from one Advantus Fund to any other you own within the Fund family or, if you desire, we'll pay you in cash.

SYSTEMATIC WITHDRAWAL PLAN: You can set up a plan to receive a check at specified intervals from your fund account -- subject to minimum guidelines. Depending upon the performance of the underlying investment options, the value may be worth more or less than the original amount invested when withdrawn.

DIRECT DIVIDEND DEPOSITS: At your request we will deposit your dividends or systematic withdrawals directly into your checking or savings account instead of sending you a check.

TELEPHONE EXCHANGE: You may move money from one Advantus account to any other Advantus account you own (with identical registrations within the same share class) just by calling our toll-free number. The Telephone Exchange privilege will automatically be established unless otherwise indicated on the Account Application. Telephone Exchange may be changed (added/deleted) at any time by submitting a request in writing.

SYSTEMATIC EXCHANGE: You may move a set amount of money monthly or quarterly from one Advantus Fund to another Advantus Fund (with identical registrations within the same share class) to diversify your investment portfolio and take advantage of "dollar-cost averaging".

AUTOMATIC PAYMENT OF INSURANCE PREMIUMS: You may automatically pay your Minnesota Life insurance premiums from your Advantus Money Market account.

REDUCED SALES CHARGES: Letter of Intent, combined purchases with spouse, children or single trust estates, and the Right of Accumulation make it possible for you to reduce the sales charge, if any.

AUTOMATIC INVESTMENT PLAN: This special purchase plan enables you to open an Advantus Fund account for as little as $25 and lower your average share cost through "dollar-cost averaging." (Dollar-cost averaging does not assure a profit, nor does it prevent loss in declining markets.) The Automatic Investment Plan allows you to invest automatically monthly, semi-monthly or quarterly from your checking or savings account.

IRAS, OTHER QUALIFIED PLANS: You can use the Advantus Family of Funds for your Traditional, Roth or Education Individual Retirement Account or other qualified plans including: SEP IRA's, SIMPLE IRA's, Profit Sharing, 401(k) Money Purchase or Defined Benefit plans.

TELEPHONE REDEMPTION: You may call us and redeem shares over the phone. The proceeds will be sent by check to the address of record for the account or wire transferred to your bank of record for the account. Wire transfers are for amounts over $500. The prevailing wire charge will be added to the withdrawal amount. The Telephone Redemption privilege will automatically be established unless otherwise indicated on the Account Application. Telephone Redemption may be changed (added/deleted) at any time by submitting a request in writing. To have the redemption automatically deposited into your checking account, please send a voided check

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from your bank. Depending on the performance of the underlying investment options, the value may be worth more or less than the original amount invested upon redemption. Some limitations apply, please refer to the prospectus for details.

ACCOUNT UPDATES: You'll receive written confirmation of every investment you initiate and quarterly statements to help you track all of your Advantus Fund investments and annual tax statements. Semi-annual and annual reports will provide you with portfolio information, fund performance data and the current investment outlook.

TOLL-FREE SERVICE LINE: For your convenience in obtaining information and assistance directly from Advantus Shareholder Services, call 1-800-665-6005. Advantus Account Representatives are available Monday through Friday from 8 a.m. to 4:45 p.m. Central Time. Our voice response system is available 24 hours, seven days a week. This system allows you to access current net asset values, account balances and recent account activity.

HOW TO INVEST

You can invest in one or more of the eleven Advantus Funds through a local Registered Representative of Ascend Financial Services, Inc., distributor of the Funds. Contact your representative for information and a prospectus for any of the Advantus Funds you are interested in. To find a Registered Representative near you, call the toll-free service line (1-800-665-6005).

MINIMUM INVESTMENTS: Your initial investment in any of the Advantus Funds can be as small as $25 when you use our Automatic Investment Plan. Minimum lump-sum initial investment is $250. Minimum subsequent investment is $25.

THE FUND'S MANAGER

Advantus Capital Management, Inc., investment adviser to the Fund, selects and reviews the Fund's investments and provides executive and other personnel for the Fund's management. (For the Advantus International Balanced Fund, Inc., the sub-adviser, Templeton Investment Counsel, Inc., selects the Fund's investments.)

Advantus Capital Management, Inc. manages thirteen mutual funds containing $3.2 billion in assets in addition to $12.8 billion in assets for other clients. Advantus Capital's seasoned portfolio managers average more than 13 years of investment experience.

ADVANTUS FAMILY OF FUNDS

Advantus Bond Fund
Advantus Horizon Fund
Advantus Spectrum Fund
Advantus Enterprise Fund
Advantus Cornerstone Fund
Advantus Money Market Fund
Advantus Mortgage Securities Fund
Advantus International Balanced Fund
Advantus Venture Fund
Advantus Index 500 Fund
Advantus Real Estate Securities Fund

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     THIS REPORT HAS BEEN PREPARED FOR SHAREHOLDERS AND MAY BE DISTRIBUTED
       TO OTHERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.
                READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

                                      [LOGO]

                        ASCEND FINANCIAL SERVICES, INC.,
                      SECURITIES DEALER, MEMBER NASD/SIPC
                            400 ROBERT STREET NORTH
                            ST. PAUL, MN 55101-2098
                                 1-800-AFS-1838
                                (1-800-237-1838)

ASCEND FINANCIAL SERVICES                           PRESORTED STANDARD
400 ROBERT STREET NORTH                                U.S. POSTAGE
ST. PAUL, MN 55101-2098                                    PAID
                                                       ST. PAUL, MN
                                                     PERMIT NO. 3547

ADDRESS SERVICE REQUESTED

F. 51519 Rev. 9-1999